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                                                               Exhibit 10(iii)10


                              THE IT GROUP, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                Pursuant to the
                           2000 STOCK INCENTIVE PLAN

     This Non-Qualified Stock Option Agreement ("Agreement") consists of the terms and conditions set forth in this document and in the Notice of Option Grant (the "Grant Notice") provided by The IT Group, Inc., a Delaware corporation (the "Company"), to the person named as Optionee on the Grant Notice. This Agreement is made and entered into as of the Date of Grant indicated on the Grant Notice.

     WHEREAS, Optionee is an employee or director of the Company or any of its subsidiaries or affiliates; and

     WHEREAS, pursuant to the Company's 2000 Stock Incentive Plan (the "2000 Plan"), the committee of the Board of Directors of the Company administering the 2000 Plan (the "Committee") has approved the grant to Optionee of a non-qualified option to purchase shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock"), on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the receipt and sufficiency of which consideration is hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Grant of Option; Certain Terms and Conditions.  The Company hereby
         ---------------------------------------------
grants to Optionee, and Optionee hereby accepts, as of the Date of Grant indicated on the Grant Notice, an option or options (the "Option") to purchase the number of shares of Common Stock indicated on the Grant Notice (the "Option Shares") at the Exercise Price per share indicated on the Grant Notice, which Exercise Price shall not be less than the market value of the Option Shares on the Date of Grant. The Option shall expire at 5:00 p.m., Pittsburgh time, on the Expiration Date indicated on the Grant Notice and shall be subject to all of the terms and conditions set forth in this Agreement. The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code. On each anniversary of the Date of Grant, the Option shall become exercisable to purchase ("vest with respect to") that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated on the Grant Notice. By executing the Grant Notice, Optionee agrees to be bound by the terms of this Agreement.

     2.   Acceleration and Termination of Option.
          --------------------------------------

          (a)  Termination of Employment.

               (i)  Retirement. In the event that Optionee shall cease to be an
                    ----------
                    employee of the Company or any of its subsidiaries or affiliates (such event shall be referred to herein as the "Termination" of such employee's "Employment") by reason of retirement, which retirement, if Optionee is an employee of the Company or any of its subsidiaries, is in accordance with the Company's then-current retirement practices, then the Option shall fully vest with respect to all Option Shares upon the date of such


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                    Termination of Employment and shall terminate on the second anniversary of the date of such Termination of Employment.

               (ii) Death or Permanent Disability. If Optionee's Employment is
                    -----------------------------
                    Terminated by reason of the death or Permanent Disability (as herein defined) of Optionee, then the Option shall fully vest with respect to all Option Shares upon the date of such Termination of Employment, shall be exercisable by Optionee or, in the event of death, the person or persons to whom Optionee's rights under the Option shall have passed by will or by the applicable laws of descent or distribution, and shall terminate on the first anniversary of the date of such Termination of Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Optionee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Committee in such form and manner, and at such times, as the Committee may require. Any determination by the Committee that Optionee does or does not have a Permanent Disability shall be final and binding upon the Company and Optionee.

             (iii)  Termination for Cause. If Optionee's Employment is
                    ---------------------
                    Terminated for cause, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and
                    (B) the remaining vested portion of the Option shall terminate one (1) month from the date of such Termination of Employment.

               (iv) Other Termination. If Optionee's Employment is Terminated
                    -----------------
                    for any reason other than those enumerated in (i) through
                    (iii) of this Section 2(a), then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and
                    (B) the remaining vested portion of the Option shall terminate ninety (90) days after the date of such Termination of Employment.

          (b) Termination of Director Status.
              ------------------------------

               (i)  Retirement, Permanent Disability or Death. In the event the
                    -----------------------------------------
                    Optionee shall cease to be a director of the Company or any of its subsidiaries or affiliates (such event shall be referred to herein as the "Termination" of such director's "Status") by reason of retirement as a director, death or Permanent Disability, the provisions applicable to employees of the Company or any of its subsidiaries or affiliates set forth in Sections 2(a)(i) and 2(a)(ii) shall be applicable, as appropriate. As used in this Section 2(b)(i), if Optionee is a director of the Company or any of its subsidiaries, retirement of a director shall mean such director has completed his or her term(s) as a director of the Company or any of its subsidiaries in accordance with the charter and bylaws of the Company or any such subsidiary.


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             (ii)   Other Termination. In the event the Optionee shall cease to
                    -----------------
                    be a director of the Company or any of its subsidiaries or affiliates for any other reason, the provisions applicable to employees of the Company or any of its subsidiaries or affiliates set forth in Section 2(a)(iv) shall be applicable, as appropriate.

             (iii)  Service as Employee and Director. In the event the
                    --------------------------------
                    Optionee shall ever cease to serve as a director other than on account of retirement or Permanent Disability as specified in Section 2(b)(i) hereof, but shall continue to serve or shall immediately thereafter serve as an employee, then the provisions in Section 2(b)(ii) shall not be applicable, and instead the provisions of Section 2(a) shall apply. In the event the Optionee shall ever cease to serve as an employee other than on account of retirement, but shall continue to serve or shall immediately thereafter serve as a director, then the provisions in Section 2(a)(iv) shall not be applicable, and instead the provisions of
                    Section 2(b)(i) and (ii) shall apply.

          (c)  Death Following Termination of Employment. Notwithstanding
               -----------------------------------------
               anything to the contrary in this Agreement, if Optionee shall die at any time after the Termination of his or her Employment and Status and prior to the Expiration Date, then the remaining vested but unexercised portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

          (d)  Acceleration of Option Upon a Change of Control. The Committee,
               -----------------------------------------------
               in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason. In addition, the Option shall fully vest with respect to all Option Shares immediately prior to a Change of Control (as hereinafter defined), provided that no such vesting shall occur (A) in the case of a Change of Control of the type described in (ii) or (iii) below, if a two-thirds majority of the members of the Company's Board of Directors affirmatively recommends such Change of Control to the Company's stockholders, or (B) in the case of a Change of Control of the type described in (i) or (v) below, if a two-thirds majority of the Company's Board of Directors approves such Change of Control. A "Change of Control" shall mean the first to occur of the following events:

               (i) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors and/or were elected by the holders of the Cumulative Convertible Participating Preferred Stock of the Company cease to constitute a majority of the directors of the Company; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be counted as having been nominated by the Board of Directors for this purpose;


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             (ii)   a reorganization, merger or consolidation of the Company the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or securities not issued by the Company,

             (iii) the acquisition of substantially all of the property and assets of the Company by any person or entity;

             (iv)   the dissolution or liquidation of the Company; or

             (v) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule l2b-2 promulgated under the Exchange Act) of such person or entity, shall have become the Beneficial Owner (as defined in Rule l3d-3 promulgated under the Exchange Act) of voting securities of the Company representing 35% or more of the voting power of the Company; provided, however, that the terms "person" and "entity," as used in this subsection (v), shall not include
                    (x) the Company, any of its subsidiaries, The Carlyle Group and its Affiliates (y) any employee benefit plan of the Company or any of its subsidiaries, or (z) any entity holding voting securities of the Company for or pursuant to the terms of any such plan.

          (e)  Other Events Causing Termination of Option. Notwithstanding
               ------------------------------------------
               anything to the contrary in this Agreement, the Option shall terminate on the thirtieth day following the date of the consummation of either of the following events, or upon such later date as shall be determined by the Committee:

               (i) the dissolution or liquidation of the Company;

               (ii) the acquisition of substantially all of the property and assets of the Company by any person or entity, unless the terms of such acquisition shall provide otherwise.

     3.  Adiustments. In the event that the outstanding securities of the class
         -----------
then subject to the Option are increased, decreased or exchanged for or converted into cash, property or a different number or kind of shares or securities, or if cash, property, shares or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like, or, subject to the other provisions of this Agreement, in the event that substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

     4.  Exercise. The Option shall be exercisable during Optionee's lifetime
         --------
only by Optionee, by his or her guardian or legal representative, and after Optionee's death only by the person or entity


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entitled to do so under Optionee's last will and testament or applicable intestate law or, if approved by the Committee, by any permitted transferee to whom the Option has been transferred. The Option may only be exercised by the delivery to the Company of a written notice of such exercise pursuant to the notice procedures set forth in Section 6 hereof, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by a cashier's or certified bank check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part at, the election of the Optionee, either (A) by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance, (B) by authorizing the withholding by the Company of shares of Common Stock that otherwise would be issued to the Optionee as a result of the exercise of the Option (such shares to be valued in either case on the basis of the aggregate fair market value thereof on the date of such exercise) or (C) by such other method or combination of methods as the Committee may approve; provided that (i) Optionee shall have obtained the prior written approval of the Committee to pay the Exercise Price pursuant to the methods set forth in clauses (A), (B) or (C) of this Section 4 and (ii) the Company is not then prohibited from purchasing or acquiring such form of consideration as payment for shares of Common Stock.

     5.  Payment of Withholding Taxes. If the Company is obligated to withhold
         ----------------------------
an amount on account of any federal, state or local tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Optionee shall, concurrently with such exercise, pay such amount to the Company in cash or by cashier's or certified bank check payable to the Company; provided however, that payment of such amount may instead be made, in whole or in part, at the election of the Optionee, (A) either by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance, (B) by authorizing the withholding by the Company of shares of Common Stock that otherwise would be issued to the Optionee as a result of the exercise of the Option (such shares to be valued in either case on the basis of the aggregate fair market value thereof on the date of such exercise) or (C) by such other method or combination of methods as the Committee may approve; provided that (i) the Company is not then prohibited from purchasing or acquiring such shares of Common Stock, and (ii) Optionee shall have obtained the prior written approval of the Committee to pay such amount pursuant to the methods set forth in clauses (A), or (B) or (C) of this Section 5.

     6.  Notices. Any notice given to the Company shall be addressed to the
         -------
Company at 2790 Mosside Boulevard, Monroeville, Pennsylvania 15146, Attention:
Secretary, or at such other address as the Company may hereinafter designate in writing to Optionee. Any notice given to Optionee shall be sent to the address set forth below Optionee's signature hereto, or at such other address as Optionee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when sent by prepaid certified or registered mail and deposited in a post office or branch post office regularly maintained by the United States Government.

     7.  Stock Exchange Requirements; Applicable Laws. Notwithstanding anything
         --------------------------------------------
to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issuable, issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of


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that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

     8.  Nontransferability.  Except as expressly approved by the Committee,
         ------------------
neither the Option nor any interest therein or in the shares issuable thereunder may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

     9.  2000 Plan. The Option is granted pursuant to the 2000 Plan, as in
         ---------
effect on the Date of Grant, and is subject to all the terms and conditions of the 2000 Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive Optionee, without his or her consent, of the Option or of any of Optionee's rights under this Agreement provided that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any Change of Control that such amendment either (a) is required or advisable in order for the Company, the Plan or this Option to satisfy any law or regulation or to meet the requirements of any accounting standard, or (b) is not reasonably likely to significantly diminish the benefits provided under such Option, or that any such diminishment has been adequately compensated. The interpretation and construction by the Committee of the 2000 Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the 2000 Plan shall be final and binding upon Optionee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the 2000 Plan, in its then-current form, to Optionee or any other person or entity then entitled to exercise the Option.

     10.  Stockholder Rights. No person or entity shall be entitled to vote,
          ------------------
receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

     11. Employment Rights. No provision of this Agreement or of the Option
         -----------------
granted hereunder shall (a) confer upon Optionee, if Optionee is an employee of the Company or any of its subsidiaries, any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries (other than the 2000 Plan pursuant to this Option), (b) affect the right of the Company and each of its subsidiaries to terminate the employment of Optionee (and Optionee agrees that the Company and each of its subsidiaries may terminate the employment of Optionee with or without cause at any time unless Optionee and the Company or such subsidiary are parties to a written employment agreement that expressly provides otherwise), (c) confer upon Optionee, if Optionee is an employee or director of any of the Company's affiliates, any right to continue his or her relationship with the Company notwithstanding that Optionee remains an employee or director of such other entity, (d) if Optionee is an employee or director of an affiliate of the Company, affect the right of the Company to discontinue its relationship with such Optionee or Optionee's employer or (e) confer upon Optionee, if Optionee is a director of the Company or any of its subsidiaries, any right to continue as a director of the Company or any of its subsidiaries, if such Optionee's status as a director has otherwise terminated.


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     12.  Confidentiality and Non-Solicitation.
          ------------------------------------

          (a) While employed by the Company and for a period of one year after termination of Optionee's employment, and regardless of the reason for termination, Optionee will not:

               (i) Solicit or induce, or attempt to solicit or induce, any Customer or Prospective Customer of the Company to purchase competitive services from a source other than the Company, or to cease doing business with the Company. The term Customer or Prospective Customer means any customer for whom Optionee has performed any service or of whom Optionee learns during, or as a result of, employment with Company, including all subsidiaries, divisions, parents and affiliates thereof.

               (ii) Solicit or induce, or attempt to solicit or induce, any employee of the Company to terminate employment or to become employed by a Competitive Business. The term Competitive Business means environmental consulting, health and safety, engineering, construction and remediation services, as well as any other product or service which is competitive with any product or service which is offered by the Company to Customers during Optionee's employment.

          (b) Optionee further agrees 1) to hold and safeguard for the benefit of the Company all Company Confidential Information, and 2) not to misappropriate, use for any other party's advantage, disclose or otherwise make available to any person, Company's Confidential Information except in the good faith performance of Optionee's job duties to persons having a need to know such information for the benefit of the Company. This obligation not to misappropriate or misuse Company Confidential information is not limited in time, and therefore continues after the termination of Optionee's employment, regardless of the reason for termination of employment.

          (c) Confidential information includes, but is not limited to, information relating to prices and customer contract provisions; bid or proposal opportunities; expansion or acquisition plans; marketing plans and activities; inventions; litigation and litigation strategies; the identity of customers' contact persons, customer requirements; operating costs; the identities and performance of employees of the Company; business plans and strategies; policies and procedures; and other non-public information which is of value to the Company or to a competitor, regardless of whether such information is patented, patentable, copyrighted, or technically classifiable as a trade secret. Confidential Information as used in this Agreement shall also include the confidential information of the Company's customers, vendors and others who entrust such information to the Company.

     13.  Arbitration and Attorney Fees. To the maximum extent permitted by law,
          -----------------------------
all actions, proceedings, claims, disputes and other controversies arising out of or related to this Agreement, or any of the matters referenced in this Agreement, including Optionee's employment, if Optionee is an employee of the Company or any of its subsidiaries or affiliates, including the termination thereof, shall be decided by binding arbitration in the city in which Optionee is based, or in the alternative, in the city in which the dispute arose, in accordance with the rules of the American Arbitration Association. If the


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Company and Optionee have agreed in writing to other procedures and proceedings for resolution of disputes, the Company may, at its election, consolidate any proceedings into the arbitration provided for in this Agreement or the arbitration provided for in this Agreement into any other proceedings otherwise agreed to by Optionee. The arbitration panel shall be empowered to award provisional (i.e., injunctive) relief upon proper application, but a party shall be entitled, pending the appointment of all arbitrators and the convening of such arbitration, to seek such relief from any court otherwise having competent jurisdiction of such matter. In the event of any action or proceeding (including arbitration) to construe or enforce this Agreement, the prevailing party shall be entitled to recover its reasonable attorney fees and costs.

     14.  Severability. Each provision of this Agreement is severable from the
          ------------
others. Should any provision of this Agreement be found invalid or unenforceable, such provision shall be ineffective only to the extent required by law, without invalidating the remainder of such provision or the remainder of this Agreement; provided, however, should the consideration received by Optionee for any particular provision of this Agreement be found legally inadequate, Optionee agrees to return all consideration received by reason of this Agreement. The terms and conditions set forth herein shall survive the termination of this Agreement.

     15.  Governing Law. This Agreement and the Option granted hereunder shall
          -------------
be governed by and construed and enforced in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company and Optionee have duly executed this Agreement as of the Date of Grant.


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                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                Pursuant to the
                           2000 STOCK INCENTIVE PLAN

                         NOTICE OF GRANT AND AGREEMENT

Optionee:

Grant Number:
Date of Grant:
No. of Shares Purchasable:
Exercise Price Per Share:
Expiration Date:
Annual Vesting Rate:

OPTIONEE ACKNOWLEDGES AND AGREES THAT HE OR SHE HAS READ AND UNDERSTOOD AND AGREES TO ALL OF THE TERMS OF THE OPTION AGREEMENT (INCLUDING SECTIONS 11 - 14) OF WHICH THIS NOTICE OF GRANT AND AGREEMENT IS A PART. UNLESS OTHERWISE EXTENDED BY THE COMPANY, THE OPTIONS GRANTED IN THIS AGREEMENT WILL BE DEEMED WITHDRAWN UNLESS OPTIONEE RETURNS A SIGNED COPY OF THIS AGREEMENT WITH SIXTY
(60) DAYS OF THE DATE OF GRANT.

The IT Group, Inc.                 OPTIONEE

By:
    James G. Kirk
    Secretary

                                   Name (Signature)

                                   Street Address


                                   City, State and Zip Code


                                   Social Security Number



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